Exhibit 99.1

Cousins Announces Anticipated Closing Date of Merger and

Sets Record and Distribution Dates for Spin-Off of Parkway, Inc.

September 27, 2016

Cousins Properties Incorporated (NYSE: CUZ) (“Cousins”) announced today that it anticipates closing the previously announced merger between Cousins and Parkway Properties, Inc. (NYSE: PKY) (“Parkway”) on October 6, 2016. In addition, Cousins announced today that its board of directors has approved the terms of the previously announced plan to spin off the Houston-based assets of Cousins and Parkway into a new, publicly-traded REIT, Parkway, Inc. (“New Parkway”). Cousins has declared October 6, 2016 as the record date for the spin-off and October 7, 2016 as the distribution date for the spin-off.

The dates set forth above may be delayed subject to satisfaction or waiver of the conditions to the merger and spin-off. The record date of the spin-off will be the same as the closing date of the merger between Cousins and Parkway, and the distribution date of the spin-off will be the business day following the merger closing date.

The spin-off will be accomplished via a pro rata dividend of one share of New Parkway common stock for every eight shares of Cousins common stock outstanding as of the record date for the spin-off. For purposes of the spin-off, the outstanding Cousins common stock on the record date will include the shares of Cousins common stock received by Parkway common stockholders in connection with the consummation of the merger. Cousins common stockholders will receive cash in lieu of fractional shares in the spin-off.

Cousins and Parkway stockholders are urged to consult their financial and tax advisors regarding the particular consequences of the merger and spin-off in their situation, including, without limitation, the specific implications of selling shares of New Parkway stock and the applicability and effect of any U.S. federal, state, local, and foreign tax laws. Cousins stockholders who hold common stock on the record date and decide to sell any of their Cousins common stock before the spin-off date should consult with their stockbroker, bank, or other nominee to understand whether the shares of Cousins common stock will be sold with or without the entitlement to New Parkway common stock pursuant to the spin-off.

No action is required by Cousins or Parkway stockholders in order to receive shares of New Parkway stock in the spin-off. Cousins and Parkway expect to mail an information statement to all Cousins and Parkway stockholders regarding the terms of the spin-off. The information statement is an exhibit to the Registration Statement on Form 10 filed by New Parkway with the Securities and Exchange Commission (“SEC”), and declared effective by the SEC on September 21, 2016, and describes New Parkway and its business, including details regarding the separation and distribution and certain risks of owning shares of New Parkway stock.

For more information, please consult the full Registration Statement on Form 10 filed by New Parkway with the SEC at http://www.sec.gov and visit Cousins’ Investor Relations site. For additional information about the merger, investors can consult the Joint Proxy Statement / Prospectus of Cousins, filed by Cousins with the SEC at http://www.sec.gov and visit Cousins’ Investor Relations site.

ABOUT COUSINS

Cousins Properties Incorporated is a leading diversified real estate company with extensive experience in development, acquisition, financing, management and leasing. Based in Atlanta, the Company actively invests in top-tier urban office assets and opportunistic mixed-use developments in Sunbelt markets. Since its founding in 1958, Cousins has developed 20 million square feet of office space, 20 million square feet of retail space, more than 3,500 multi-family units and more than 60 single-family neighborhoods. The Company is a fully integrated equity real estate investment trust (REIT) and trades on the New York Stock Exchange under the symbol CUZ. For more information, please visit www.cousinsproperties.com.

ABOUT PARKWAY

Parkway Properties, Inc. is a fully integrated, self-administered and self-managed real estate investment trust specializing in the acquisition, ownership, development and management of quality office properties in higher growth submarkets in the Sun Belt region of the United States. Parkway owns or has an interest in 34 office properties located in six states with an aggregate of approximately 14.0 million square feet of leasable space as of July 1, 2016. Fee-based real estate services are offered through wholly owned subsidiaries of Parkway, which in total manage and/or lease approximately 2.7 million square feet for third-party owners as of July 1, 2016.

ABOUT NEW PARKWAY

Parkway, Inc. will be a self-managed office real estate investment trust engaged in the ownership, acquisition, development and leasing of Class A office assets focused on attractive Houston, Texas submarkets. Upon completion of the spin-off, New Parkway’s portfolio will consist of five Class A office assets comprising 19 buildings and totaling approximately 8.7 million rentable square feet in the Greenway, Galleria and Westchase submarkets of Houston. Fee-based real estate services will be offered through wholly owned subsidiaries of New Parkway, which in total will manage or lease approximately 2.7 million square feet primarily for third-party owners.

Cautionary Note Regarding Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Cousins and Parkway and beliefs of and assumptions made by Cousins management and Parkway management, involve uncertainties that could significantly affect the financial or operating results of Cousins, Parkway, the combined company or any company spun-off by the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions involving Cousins and Parkway, including future financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to tenants, employees, stockholders and other constituents of the combined company, integrating our companies, cost savings and the expected timetable for completing the proposed transactions — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the proposed merger and the timing of the closing of the proposed merger; risks associated with the ability to consummate the proposed spin-off of New Parkway and the timing of the closing of the proposed spin-off; risks associated with the ability to consummate certain asset sales contemplated by Parkway and the timing of the closing of such proposed asset sales; risks associated with the ability to consummate the proposed reorganization of certain assets and liabilities of Cousins and Parkway, including the contemplated structuring of Cousins and New Parkway as “UPREITs” following the consummation of the proposed transactions; the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the proposed transactions; the ability to secure favorable interest rates on any borrowings incurred in connection with the proposed transactions; the impact of such indebtedness incurred in connection with the proposed transactions; the ability to successfully integrate our operations and employees; the ability to realize anticipated benefits and synergies of the proposed transactions; the potential liability for a failure to meet regulatory requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common stock or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of Cousins, Parkway or New Parkway; risks associated with the industry concentration of tenants; the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on relationships, including with tenants, employees, customers and competitors; the unfavorable outcome of any legal proceedings that have been or may be instituted against Cousins, Parkway or any company spun-off by the combined company; significant costs related to uninsured losses, condemnation, or environmental issues; the ability to retain key personnel; the amount of the costs, fees, expenses and charges related to the proposed transactions and the actual terms of the financings that may be obtained in connection with the proposed transactions; changes in local, national and international financial market, insurance rates and interest rates; and those additional risks and factors discussed in reports filed with the SEC by Cousins, Parkway and New Parkway. Cousins and Parkway do not intend, and undertake no obligation, to update any forward-looking statement.